Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2011

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5
Selected Balance Sheet Account Detail	7
Schedule of Capitalization, Dividends and Liquidity	8
Selected Investment Data	9
Schedule of Securities Carried at Fair Value	11
Schedule of Loan Assets	12
Net Operating Income from Consolidated Properties	14
Schedule of Interest and Dividends	15
Consolidated Properties – Selected Property Data	16
Equity Investments – Selected Property Data	19
Consolidated Properties – Operating Summary	21
Equity Investments – Operating Summary	22
Consolidated Debt Summary	23
Equity Investments Debt Summary	24
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	25
Supplemental Definitions	26
Investor Information	27

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
ASSETS
Investments in real estate, at cost
Land	$36,495	$37,142	$21,460	$20,659	$20,659
Buildings and improvements	273,071	271,357	236,500	229,132	229,046
	309,566	308,499	257,960	249,791	249,705
Less: accumulated depreciation	(38,084)	(36,232)	(34,416)	(33,279)	(32,775)
Investments in real estate, net	271,482	272,267	223,544	216,512	216,930

Cash and cash equivalents	21,240	45,257	102,919	37,913	76,591
Restricted cash held in escrows	30,648	8,593	8,889	8,574	7,753
Loans receivable, net	105,390	110,395	77,964	53,395	25,516
Accounts receivable, net of allowances of $378, $262, $293, $430 and $545, respectively	12,534	12,402	12,560	11,870	13,245
Securities carried at fair value	14,695	33,032	29,893	43,754	45,528
Loan securities carried at fair value	14,132	11,981	6,454	4,673	1,048
Available for sale securities, net	-	-	-	-	210
Preferred equity investment	4,034	4,010	3,972	3,951	3,992
Equity investments	106,606	81,937	92,691	82,907	73,010
Other receivables, net	8,459	-	-	-	-
Lease intangibles, net	25,651	26,821	24,496	23,218	23,926
Deferred financing costs, net	1,479	1,158	1,217	1,366	1,370
Assets held for sale	3,710	2,275	3,096	2,180	3,134
Deposits	-	-	-	4,100	-
TOTAL ASSETS	$620,060	$610,128	$587,695	$494,413	$492,253

LIABILITIES
Mortgage loans payable	$212,155	$230,443	$211,773	$213,375	$214,977
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010	21,300	21,300	21,300	21,300	21,300
Secured financing	15,150	-	-	-	-
Revolving line of credit	33,875	25,450	25,450	-	-
Accounts payable and accrued liabilities	11,982	12,557	9,852	8,670	6,722
Dividends payable	4,441	4,431	4,424	3,481	3,474
Deferred income	1,206	150	33	38	43
Below market lease intangibles, net	2,503	2,696	2,348	2,514	2,679
Liabilities of held for sale assets	537	33	-	-	-
TOTAL LIABILITIES	303,149	297,060	275,180	249,378	249,195

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010	3,221	3,221	3,221	3,221	3,221
Total non-controlling redeemable preferred interest	3,221	3,221	3,221	3,221	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 27,088,347, 27,030,186, 26,981,888, 21,181,499 and 21,137,268 issued and outstanding at March 31, 2011, December 31, 2010, September 30, 2010, and March 31, 2010, respectively	27,088	27,030	26,982	21,181	21,137
Additional paid-in capital	570,208	569,586	569,121	507,440	506,876
Accumulated distributions in excess of net income	(298,045)	(300,782)	(300,219)	(299,584)	(300,660)
Accumulated other comprehensive loss	-	(63)	(93)	(73)	(40)
Total Winthrop Realty Trust Shareholders’ Equity	299,251	295,771	295,791	228,964	227,313
Non-controlling interests	14,439	14,076	13,503	12,850	12,524
Total Equity	313,690	309,847	309,294	241,814	239,837
TOTAL LIABILITIES AND EQUITY	$620,060	$610,128	$587,695	$494,413	$492,253

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2011	2010
Revenue
Rents and reimbursements	$10,986	$9,320
Interest, dividends and discount accretion	9,672	3,209
	20,658	12,529
Expenses
Property operating	4,045	1,949
Real estate taxes	1,255	720
Depreciation and amortization	3,481	2,300
Interest	4,613	3,651
General and administrative	2,524	1,907
State and local taxes	29	14
	15,947	10,541
Other income (loss)
Earnings from preferred equity investments	83	83
Equity in loss of equity investments	(1,355)	(527)
Unrealized gain on securities carried at fair value	886	2,540
Realized gain on sale of securities carried at fair value	124	695
Unrealized gain (loss) on loan securities carried at fair value	2,813	(613)
Interest income	93	37
	2,644	2,215

Income from continuing operations	7,355	4,203

Discontinued operations	47	247

Consolidated net income	7,402	4,450
Income attributable to non-controlling interest	(204)	(245)
Net income attributable to Winthrop Realty Trust	7,198	4,205
Income attributable to non-controlling redeemable
preferred interest	(59)	(113)
Net income attributable to Common Shares	$7,139	$4,092

Comprehensive income
Consolidated net income	$7,402	$4,450
Change in unrealized gain on available for sale securities	-	7
Change in unrealized gain on interest rate derivative	63	40
Comprehensive income	$7,465	$4,497

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended March 31,
	2011	2010

Per Common Share data - Basic
Income from continuing operations	$0.26	$0.19
Income from discontinued operations	-	0.01
Net income attributable to Winthrop Realty Trust	$0.26	$0.20

Per Common Share data - Diluted
Income from continuing operations	$0.26	$0.19
Income from discontinued operations	-	0.01
Net income attributable to Winthrop Realty Trust	$0.26	$0.20

Basic Weighted-Average Common Shares	27,079	20,598
Diluted Weighted-Average Common Shares	27,081	21,389

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
Reconciliation of Net Income to Funds from Operations (FFO):

Basic
Net income attributable to Winthrop Realty Trust	$7,198	$4,205
Real estate depreciation	2,118	1,506
Amortization of capitalized leasing costs	1,365	825
Real estate depreciation and amortization
of unconsolidated interests	2,263	2,134
Less: Non-controlling interest share of real estate depreciation
and amortization	(792)	(785)
Funds from operations	12,152	7,885
Series C preferred dividends	(59)	(113)
Allocation of earnings to Series B-1 Preferred Shares	(72)	(5)
Allocation of earnings to Series C Preferred Shares	(55)	(114)
FFO applicable to Common Shares - Basic	$11,966	$7,653
Weighted-average Common Shares	27,079	20,598
FFO Per Common Share - Basic	$0.44	$0.37

Diluted
Funds from operations (per above)	$12,152	$7,885
Series C Preferred Share dividends	(59)	-
Allocation of earnings to Series B-1 Preferred Shares (1)	(72)	(5)
Allocation of earnings to Series C Preferred Shares	(55)	-
FFO applicable to Common Shares	$11,966	$7,880

Weighted-average Common Shares (per above)	27,079	20,598
Stock options (2)	2	2
Convertible Series C Preferred Shares (3)	-	789
Convertible Series B-1 Preferred Shares	-	-
Diluted weighted-average Common Shares	27,081	21,389
FFO Per Common Share - Diluted	$0.44	$0.37

(1)	The Trust's Series B-1 Preferred Shares were anti-dilutive for the three months ended March 31, 2011 and 2010.
(2)	The Trust's stock options were dilutive for the three months ended March 31, 2011 and 2010
(3)	The Trust's Series C Preferred Shares were anti-dilutive for the three months ended March 31, 2011 and dilutive for the three months ended March 31, 2010.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2011	2010
Cash flows from operating activities
Net income	$7,402	$4,450
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	2,409	1,644
Amortization of lease intangibles	1,237	654
Straight-lining of rental income	(346)	599
Loan discount accretion	(6,504)	(1,741)
Earnings of preferred equity investments	(83)	(83)
Distributions of income from preferred equity investments	59	103
Loss of equity investments	1,355	527
Distributions of income from equity investments	1,166	590
Restricted cash held in escrows	1,501	1,745
Gain on sale of securities carried at fair value	(124)	(695)
Unrealized gain on securities carried at fair value	(886)	(2,540)
Unrealized (gain) loss on loan securities carried at fair value	(2,813)	613
Tenant leasing costs	(260)	(2,131)
Bad debt (recovery) expense	116	(20)
Net change in interest receivable	(226)	5
Net change in accounts receivable	149	735
Net change in accounts payable and accrued liabilities	63	(584)
Net cash provided by operating activities	4,215	3,871

Cash flows from investing activities
Issuance and acquisition of loans receivable	(2,773)	(679)
Investments in real estate	(3,293)	(687)
Investment in equity investments	(27,190)	(920)
Purchase of securities carried at fair value	(568)	(1,306)
Proceeds from sale of securities carried at fair value	19,915	11,407
Proceeds from sale of loans receivable	-	3,000
Restricted cash held in escrows	(7,927)	(30)
Collection of loans receivable	170	-
Investment in notes receivable	(7,000)	-
Net cash used in investing activities	(28,666)	10,785

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)
(Unaudited)

	Three Months Ended March 31,
	2011	2010
Cash flows from financing activities
Proceeds from mortgage loans payable	$11,000	$-
Principal payments of mortgage loans payable	(29,288)	(1,790)
Proceeds from revolving line of credit	27,324	-
Payment of revolving line of credit	(18,899)	-
Proceeds from note payable	15,150	-
Restricted cash held in escrows	(629)	37
Deferred financing costs	(612)	(13)
Contribution from non-controlling interest	277	288
Distribution to non-controlling interest	(118)	(120)
Issuance of Common Shares under Dividend Reinvestment Plan	680	572
Dividend paid on Common Shares	(4,392)	(3,311)
Dividend paid on Series C Preferred Shares	(59)	(221)
Net cash provided by (used in) financing activities	434	(4,558)

Net increase (decrease) in cash and cash equivalents	(24,017)	10,098
Cash and cash equivalents at beginning of period	45,257	66,493
Cash and cash equivalents at end of period	$21,240	$76,591

Supplemental Disclosure of Cash Flow Information
Interest paid	$4,754	$3,687
Taxes paid	$18	$11

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$4,402	$3,435
Dividends accrued on Series C Preferred Shares	$39	$39
Capital expenditures accrued	$122	$141
Other receivables	$(1,459)	$-
Loan securities carried at fair value	$662	$-
Loans receivable	$(662)	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Operating Real Estate
Land	$36,495	$37,142	$21,460	$20,659	$20,659
Buildings and improvements
Buildings	251,632	252,625	221,761	217,793	217,793
Building improvements	12,358	11,841	11,223	6,995	7,446
Furniture and Fixtures	815	815	-	-	-
Tenant improvements	8,266	6,076	3,516	4,344	3,807
	309,566	308,499	257,960	249,791	249,705
Accumulated depreciation and amortization	(38,084)	(36,232)	(34,416)	(33,279)	(32,775)
Total Operating Real Estate	$271,482	$272,267	$223,544	$216,512	$216,930

Accounts Receivable
Straight-line rent receivable	$9,075	$8,729	$8,563	$8,234	8,342
Other	3,459	3,673	3,997	3,636	4,903
Total Accounts Receivable	$12,534	$12,402	$12,560	$11,870	$13,245

Securities Carried at Fair Value
REIT Debentures	$-	$-	$-	$15,907	17,510
REIT Preferred Shares	10,547	28,547	28,252	25,922	26,419
REIT Common Shares	4,148	4,485	1,641	1,925	1,599
Total Securities Carried at Fair Value	$14,695	$33,032	$29,893	$43,754	$45,528

Equity Investments
Marc Realty Portfolio	$62,493	$62,150	$62,080	$61,000	58,070
Sealy Ventures Properties	10,444	11,904	13,152	14,102	14,940
WRT-ROIC Riverside	7,883	7,883	7,883	7,805	-
PSW-NYC	-	-	9,576	-	-
Lakeside/Eagle	17,837	-	-	-	-
Gotham Hotel	7,949	-	-	-	-
Total Equity Investments	$106,606	$81,937	$92,691	$82,907	$73,010

Non-Controlling Interests
Westheimer (Houston, TX)	$10,053	$9,780	$9,521	$9,279	$9,052
River City / Marc Realty (Chicago, IL)	3,458	3,280	2,870	2,597	2,399
One East Erie/ Marc Realty (Chicago, IL)	497	557	584	586	696
1050 Corporetum / Marc Realty ( Lisle, IL)	278	322	386	388	377
Deer Valley / Fenway (Deer Valley, AZ)	153	137	142	-	-
Total Non-Controlling Interests	$14,439	$14,076	$13,503	$12,850	$12,524

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets as of  March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010  (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Debt
Mortgage loans payable	$212,155	$230,443	$211,773	$213,375	$214,977
Series B-1 Preferred Shares	21,300	21,300	21,300	21,300	21,300
KeyBank line of credit	33,875	25,450	25,450	-	-
Secured financing	15,150	-	-	-	-
Total Debt	282,480	277,193	258,523	234,675	236,277

Non-Controlling Redeemable Preferred Interest
Series C Preferred Shares	3,221	3,221	3,221	3,221	3,221

Equity
Common Shares	299,251	295,771	295,791	228,964	227,313
Non-controlling ownership interests	14,439	14,076	13,503	12,850	12,524
Total Equity	313,690	309,847	309,294	241,814	239,837

Total Capitalization	$599,391	$590,261	$571,038	$479,710	$479,335

Common Dividend Per Share

March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Cash and cash equivalents	$21,240	$45,257	$102,919	$37,913	$76,591
Securities carried at fair value	14,695	33,032	29,893	43,754	45,528
Available for sale securities, net	-	-	-	-	210
Available under line of credit	16,125	9,550	9,550	35,000	35,000
Total Liquidity and Credit Facility	$52,060	$87,839	$142,362	$116,667	$157,329

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
March 31, 2011
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 12-13, Consolidated Property Data on pages 16-18, and Equity Investment Property Data on pages 19-20.

Cash	Amount

Cash and cash equivalents	$21,240

REIT Securities	Cost	Fair Value

REIT Preferred shares	$5,646	$10,547
REIT Common shares	2,935	4,148

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date

Beverly Hills Hilton - B Note	Hotel	Libor + 1.74%	$5,250	$8,684	$10,000		08/09/11
Westwood - Whole Loan	Office	11.00%	3,500	3,500	3,500		04/30/12
Siete Square - B Note	Office	10.37%	2,460	2,460	2,500	(1)	06/09/12
Moffet Towers - B Note	Office	Libor + 6.48%	22,430	22,430	22,430		07/31/12
160 Spear - B Note	Office	9.75%	3,410	7,490	15,000	(1)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	4,200	4,200	4,200		06/09/13
Legacy Orchard -Corporate Loan	Various	15.00%	9,750	9,750	9,750	(1)	10/31/14
San Marbeya - Whole Loan	Multi Family	5.88%	26,707	26,707	30,822		01/01/15
CDH CDO LLC - Unsecured Loan	n/a	12.00%	3,498	3,498	3,498		12/30/15
CDH CDO LLC - Unsecured Loan	n/a	12.00%	748	748	748		Repaid 04/2011
Rockwell - Mezzanine Loan	Industrial	12.00%	233	242	1,495		05/01/16
500 Seventh Ave - B Note	Office	7.19%	9,740	9,908	11,577		07/11/16
180 North Michigan - Mezzanine Loan	Office	8.50%	2,609	2,609	2,609		12/31/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,352	2,466	3,501		07/11/17

Metropolitan Tower - Rake Bonds	Office	Libor+1.15% to 1.35%	5,250	8,748	8,748		11/01/11
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	45	1,130		06/09/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,339	6,364		02/28/13

 (1) Represents Borrowers Discounted Payoff Option Amount

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value	Extended Maturity Date

Lakeside Eagle - Whole Loan - 50% Owned Equity Investment	Retail	4.92%	$17,779	$17,779	$17,779	04/01/10
Gotham - Whole Loan - 50% Owned Equity Investment	Hotel	9.33%	7,873	7,873	8,210	05/04/11
Riverside -B Note - 50 % Owned Equity Investment	Retail	12.00%	7,800	7,800	7,800	12/01/12

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
March 31, 2011
(In thousands, except square footage, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis	Cost per Square Foot or Unit		Debt Balance

Deer Valley, AZ	97%	Office	82,000	$10,260	$125	per sf		$(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	7,466	63	per sf		(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	8,067	68	per sf		(1)
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	140,300	per unit	23,875

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Cost Basis	Cost per Square Foot		Debt Balance

Atlanta, GA	100%	Retail	61,000	$4,638	$76	per sf		$(1)
Denton, TX	100%	Retail	46,000	2,721	59	per sf		(1)
Greensboro, NC	100%	Retail	47,000	3,801	81	per sf		(1)
Louisville , KY	100%	Retail	47,000	3,099	66	per sf		(1)
Memphis, TN	100%	Retail	47,000	1,397	30	per sf		(1)
Seabrook, TX	100%	Retail	53,000	2,012	38	per sf		(1)
Amherst, NY	100%	Office	200,000	19,618	98	per sf	16,007
Andover, MA	100%	Office	93,000	8,328	90	per sf		(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,380	201	per sf	20,749
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,082	64	per sf	8,900
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	per sf	59,418
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,167	74	per sf	4,226
Lisle, IL (550 Corporetum)	100%	Office	169,000	20,879	124	per sf	16,940
Lisle, IL (Arboretum)	100%	Office	67,000	8,949	134	per sf	6,919
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,045	75	per sf	5,600
Orlando, FL	100%	Office	256,000	17,290	68	per sf	38,521
Plantation, FL	100%	Office	133,000	12,935	97	per sf	11,000
South Burlington, VT	100%	Office	56,000	3,413	61	per sf		(1)
Jacksonville, FL	100%	Warehouse	587,000	12,341	21	per sf		(1)
Churchill, PA	100%	Mixed Use	1,008,000	13,881	14	per sf	n/a

(1)   These properties collateralize our revolving line of credit in the amount of $33,875 at an interest rate of LIBOR +3% which matures in March 2014.

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carrying Amount

Marc Realty (12 Equity Investments)	Var	Office	1,977,000	$62,493
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	10,444

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Debentures	$-	$-	$-	$-	$-	$-	$11,045	$15,907
REIT Preferred shares	5,646	10,547	15,757	28,547	14,867	28,252	14,868	25,922
REIT Common shares	2,935	4,148	3,590	4,485	1,223	1,641	1,660	1,925
Total securities carried at fair value	$8,581	$14,695	$19,347	$33,032	$16,090	$29,893	$27,573	$43,754

Securities carried at fair value are comprised of REIT debentures, preferred shares, and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net unrealized gains	$3,699	$2,198	$3,071	$2,875	$1,927

Net realized gains (losses)	$124	$439	$(185)	$78	$695

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position	Interest Rate	(000's) Carrying Amount (1) March 31, 2011	(000's) Par Value		Maturity Date (2)	(000's) Senior Debt (3)
Loans Receivable

Beverly Hilton	Dec 2009	Hotel	Beverly Hills, CA	B Note	Libor + 1.74%	$ 8,697	10,000		08/09/11	$ 166,000
Westwood	Oct 2010	Office	Phoenix, AZ	Whole	11.00%	3,500	3,500		04/30/12	-
Siete Square	Jun 2009	Office	Phoenix, AZ	B Note	(4)	2,488	2,500	(5)	06/09/12	3,000
Moffett Tower	Oct 2010	Office	Sunnyvale, CA	B Note	Libor + 6.48%	22,583	22,430		07/31/12	113,467
160 Spear	Jun 2009	Office	San Francisco, CA	B Note	(6)	7,577	15,000	(5)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine	15.00%	4,240	4,200		06/09/13	50,000
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Corporate Loan	15.00%	9,750	9,750	(5)	10/31/14	-
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole	5.88%	26,858	30,822		01/01/15	-
CDH CDO LLC	Dec 2010	n/a	n/a	Unsecured	12.00%	3,605	3,498		12/30/15	-
CDH CDO LLC	Feb 2011	Various	Various	Unsecured	12.00%	759	748		Repaid in full - April 2011
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine	12.00%	258	1,495		05/01/16	17,045
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note	7.19%	9,956	11,577		07/11/16	253,673
180 N. Michigan	Various	Office	Chicago, IL	Mezzanine (7)	8.50%	2,638	2,609		12/31/16	18,080
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine	6.79%	2,481	3,501		07/11/17	22,500
					Total Loans Receivable	$ 105,390	$ 121,630
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS	Libor + 1.75%	$ 45	$ 1,130		06/09/12	$1,470,264
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds	(8)	5,339	6,364		02/28/13	15,666
Metropolitan Tower	Dec 2010	Office	New York, NY	Rake Bonds	(9)	8,748	8,748		05/01/11	(10)
					Total Loan Securities Carried at Fair Value	$ 14,132	$ 16,242

Equity Investment Loan Assets
Lakeside Eagle	March 2011	Retail	Riverside, CA	Whole (11)	4.92%	$ 17,837	$ 17,779		04/01/10	$ -
Gotham	Feb 2011	Hotel	New York, NY	Whole (11)	9.33%	7,949	8,210		05/04/11	(12) -
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note (11)	12.00%	7,883	7,800		12/01/12	54,400
					Total Loan Assets of Equity Investments	$ 33,669	$ 33,789

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets

(1)	Carrying amount of loans receivable includes accrued interest of $784 and cumulative discount accretion of $7,808 at March 31, 2011.
(2)	Maturity dates presented are after giving effect to all contractual extensions.
(3)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(4)
The Trust holds a B participation in this loan.  Interest on the B participation equals the difference between (i) interest on the entire outstanding loan principal balance ($7,219 at March 31, 2011) at a rate of 9.8375% per annum less (ii) interest payable on the outstanding principal balance of the A participation ($3,000 at March 31, 2011) at a rate of 8.0% per annum.  As a result, the effective yield on the Trust’s $2,460 cash investment is 21.0%.

(5)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(6)
The Trust holds a B note in this loan.  Interest on the B note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at March 31, 2011) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at March 31, 2011) at a rate of 9.75% per annum.  As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(7)	Represents tenant improvement and capital expenditure loans on our Marc Realty preferred equity investment in 180 North Michigan.
(8)	Ranges from Libor + 0.65% to Libor + 1.60%.
(9)	Ranges from Libor +1.15% to libor +1.35%
(10)	The Metropolitan Tower bond was paid off at par in April 2011.
(11)	The loan asset carrying amount presented is at Winthrop's 50% ownership of its equity investment.
(12)	The loan has matured and borrower is working on a proposed settlement anticipated to be resolved by the end of May 2011.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Rents and reimbursements
Minimum rent	$9,622	$9,046	$8,087	$8,713	$8,903
Deferred rents (straight-line)	346	166	330	(109)	(599)
Recovery income	1,147	851	890	746	941
Less:
Above and below market rents	128	155	183	172	161
Lease concessions and abatements	(259)	(160)	(247)	(86)	(86)
Total rents and reimbursements	10,984	10,058	9,243	9,436	9,320

Rental property expenses
Property operating	4,045	3,086	1,812	1,817	1,949
Real estate taxes	1,255	520	952	340	720
Total rental property expenses	5,300	3,606	2,764	2,157	2,669

Net operating income (1)
from consolidated properties	$5,684	$6,452	$6,479	$7,279	$6,651

(1) See definition of non-GAAP measure of Net Operating Income on page 26 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST AND DIVIDENDS
 (In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Interest and Dividends by Business Segment:
Loan Assets	$9,214	$4,989	$4,185	$2,836	$2,462
REIT Securities	458	392	763	753	747
Total Interest and Dividends	$9,672	$5,381	$4,948	$3,589	$3,209

Interest and Dividends Detail:
Interest on loan assets	$2,710	$2,294	$1,839	$835	$722
Accretion of loan discount	6,504	2,695	2,346	2,001	1,740
Interest and dividends on REIT securities	458	392	763	753	747
Total Interest and Dividends	$9,672	$5,381	$4,948	$3,589	$3,209

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
March 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Sq Ft		Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$ 4,638	$ 76	per sq ft	Ground Lease	(1)	(1)

Denton, TX	2004	100%	46,000	63%	Fitness Evolution (2012)	29,000	2,721	59	per sq ft	Fee	(1)	(1)

Greensboro, NC	2004	100%	47,000	100%	The Kroger Co. (2017/2037)	47,000	3,801	81	per sq ft	Ground Lease	(1)	(1)

Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	3,099	66	per sq ft	Fee	(1)	(1)

Memphis, TN	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	1,397	30	per sq ft	Fee	(1)	(1)

Seabrook, TX	2004	100%	53,000	100%	The Kroger Co. (2015/2040)	53,000	2,012	38	per sq ft	Fee	(1)	(1)

Subtotal Retail			301,000				17,668

(Continued on next page )

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
For the Three Months Ended March 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Sq Ft		Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$ 19,618	$ 98	per sq ft	Fee	$16,007	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	8,328	90	per sq ft	Fee	(1)	(1)

Chicago, IL (One East Erie / Marc Realty)	2005	80%	126,000	82%	The Gettys Group (2012/2016)	13,000	25,380	201	per sq ft	Fee	20,749	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty)	2007	60%	253,000	72%	Bally Total Fitness (2013/2021)	55,000	16,082	64	per sq ft	Fee	8,900	04/2012 6.25%
					ITAV (2024/2029)	35,000
					MCI d/b/a Verizon (2019/2023)	37,000

Deer Valley, AZ	2010	96.5%	82,000	61%	United Healthcare (2017/2027)	42,000	10,260	125	per sq ft	Fee	(1)	(1)

Englewood, CO Crossroads I	2010	100%	118,000	55%	RGN-Denver LLC (2015/ 2025)	17,000	7,466	63	per sq ft	Fee	(1)	(1)

Englewood, CO Crossroads II	2010	100%	118,000	58%	Catholic Health Initiatives (2011)	30,000	8,067	68	per sq ft	Fee	(1)	(1)

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	69,543	113	per sq ft	Fee	59,418	04/2016 6.34%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	82%	No Tenants Over 10%	-	8,167	74	per sq ft	Fee	4,226	04/2015 5.82%

Lisle, IL	2006	100%	169,000	57%	United Healthcare (2014/ n/a)	41,000	20,879	124	per sq ft	Fee	16,940	06/2016 6.26%

Lisle, IL	2006	100%	67,000	85%	T Systems (2011)	35,000	8,949	134	per sq ft	Fee	6,919	06/2016 6.26%
					ABM Janitorial (2012/2014)	11,000
					Zenith Insurance (2011)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	4,045	75	per sq ft	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	17,290	68	per sq ft	Ground Lease	38,521	07/2017 6.40%

Plantation, FL	2004	100%	133,000	100%	BellSouth (2020/2035)	133,000	12,935	97	per sq ft	Fee	11,000	04/2018 6.48%

South Burlington, VT	2005	100%	56,000	100%	Fairpoint Comm. (2014/2029)	56,000	3,413	61	per sq ft	Ground Lease	(1)	(1)

Subtotal - Office			2,450,000				240,422				188,280

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
For the Three Months Ended March 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Square Foot or Unit		Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other
Warehouse
Jacksonville, FL	2004	100%	587,000	100%	Football Fanatics (2015/2024)	558,000	12,341	$ 21	per sq ft	Fee	(1)	(1)

Mixed Use
Churchill, PA (3)	2004	100%	1,008,000	19%	n/a	-	13,881	14	per sq ft	Ground Lease	-	-

Residential												02/2014
Meriden, CT	2010	100%	180 units	89%	n/a	n/a	25,254	140,300	per unit	Fee	23,875	5.83%

Subtotal - Other			1,595,000				51,476				23,875
Total Consolidated Properties			4,346,000				$ 309,566				$ 212,155

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

(1)	These properties collateralized our revolving line of credit in the amount of $33,875 at an interest rate of LIBOR + 3% which matures in March 2014.
(2)
The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the localdevelopment authority pursuant to a ground lease which requires no payment. Effective October 31, 2013, legal title to the ground will vest with us.

(3)	We currently are in litigation with the former tenant, Viacom, related to the condition of the property.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA
Three Months Ended March 31, 2011
 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investments
8 South Michigan, Chicago, IL	2005	50%	174,000	94%	No tenants over 10%	-	$7,117	Ground Lease	$3,825	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	80%	IL School of Health (2015/2020)	28,700	3,259	Fee	9,999	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	89%	Computer Systems Institute (2020/2030)	25,000	7,839	Fee	10,972	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	92%	No tenants over 10%	-	12,159	Fee	13,003	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	63%	No tenants over 10%	-	7,727	Fee	7,686	06/2012 6.92%

4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	68%	North American Medical Mgmt (2015/2020)	20,400	6,290	Fee	4,589	12/2015 5.62%

2000-60 Algonquin, Shaumburg, IL (Salt Creek)	2005	50%	101,000	69%	No tenants over 10%	-	2,336	Fee	(2)	02/2013 Libor + 2.75%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	4,158	Fee	5,724	09/2015 Libor + 3% (3)

2720 River Rd, Des Plains, IL	2005	50%	108,000	86%	No tenants over 10%	-	4,101	Fee	2,545	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	85%	ISACA (2018/2024)	29,600	2,991	Fee	10,124	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	27,400

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	87%	Consumer Portfolio (2014/2019)	18,900	2,898	Fee	(2)	02/2013 Libor + 2.75%

900-910 Skokie, Northbrook, IL (Ridgebrook)	2005	50%	119,000	83%	MIT Financial Group (2016/ n/a)	12,600	1,618	Fee	5,367	05/2011 Libor + 2% (4)

Subtotal - Marc Realty Portfolio			1,977,000				62,493		85,344

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
Three Months Ended March 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Sealy Venture Properties - Equity Investments
Atlanta, GA (5) (Northwest Atlanta)	2006	60%	472,000	75%	Original Mattress (2020/2025)	57,000	$1,887	Fee	$28,750	01/2012 5.7%

Atlanta, GA (6) (Newmarket)	2008	68%	470,000	64%	Alere Health (2011/ n/a)	76,000	6,136	Fee	37,000	11/2016 6.12%

Nashville, TN (7) (Airpark)	2007	50%	1,155,000	86%	No tenants over 10%	-	2,421	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000				10,444		139,750

Loan Asset- Equity Investment
WRT-ROIC Riverside LLC	2010	50%					7,883
WRT-ROIC Lakeside Eagle LLC (8)	2011	50%					17,837
WRT-46th Street Gotham LLC (9)	2011	50%					7,949

Total Equity Investment Properties			4,074,000				$ 106,606		$ 225,094

Preferred Equity Investment
180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	87%	No tenants over 10%		$ 4,034	Fee	$ 17,975	03/2013 Libor+ 1.5% (10)

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,510 which is included in total debt balance.
(3)	An interest rate swap agreement with a notional amount of $5,724 effectively converts the interest rate to a fixed rate of 4.78%
(4)	In February 2011 the maturity date was extended to May 2011 and the venture is currently negotiating with the lender to extend the debt maturity date for five years.
(5)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties
(6)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties
(7)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(8)
On March 22, 2011 the Trust entered into a 50%-50% joint venture. The new joint venture entity was formed and funded by its members concurrent with its purchase of two non performing first mortgage loans secured by retail centers located in Riverside County, CA.

(9)
On February 23, 2011, the Trust entered into a 50%-50% joint venture.  The  new joint venture entity was formed and funded by its members concurrent with its purchase of a first mortgage secured by a hotel located in New York, NY.

(10)	An interest rate swap agreement with a notional amount of $17,515 effectively converts the interest rate to a fixed rate of 4.55%.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Three Months Ended March 31, 2011
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	301,000	$339	$9	$13	$317	$-	$-	$94	$-	$223
Office	100.0%	10	1,321,000	4,299	1,204	537	2,558	1,608	-	1,518	-	(568)
Other	100.0%	3	1,595,000	1,807	1,716	264	(173)	567	-	496	-	(1,236)
		19	3,217,000	6,445	2,929	814	2,702	2,175	-	2,108	-	(1,581)
Partially Owned Consolidated Properties
Chicago, IL (One East Erie/Marc Realty)	80.0%	1	126,000	1,120	311	192	617	302	-	220	19	76
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	936	617	161	158	151	-	209	(81)	(121)
Houston, TX (Multiple LP's)	8.0%	1	614,000	1,952	3	-	1,949	945	-	698	274	32
Lisle, IL (Marc Realty)	60.0%	1	54,000	215	85	26	104	81	-	38	(6)	(9)
Phoenix, Arizona (Deer Valley / Fenway)	96.5%	1	82,000	318	100	62	156	-	-	208	(2)	(50)
		5	1,129,000	4,541	1,116	441	2,984	1,479	-	1,373	204	(72)
KeyBank mortgage loan interest expense (2)		-	-	-	-	-	-	165	-	-	-	(165)
Total Consolidated Properties		24	4,346,000	$10,986	$4,045	$1,255	$5,686	$3,819	$-	$3,481	$204	$(1,818)
Series B-1 Preferred interest expense (3)								391
Other								403
Total								$4,613

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 26 of the supplemental package.
(2) Represents interest expense on a mortgage loan made by KeyBank collateralized by our various properties.
(3) Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Three Months Ended March 31, 2011
 (In thousands, except for Square Footage, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	12	1,977,000	10,141	4,697	1,425	4,019	1,137	(68)	2,556	258	127
Sealy Venture Portfolio	3	2,097,000	3,762	782	414	2,566	3,060	(22)	1,617	(2,133)	(1,300)
Total Equity Investment Properties	15	4,074,000	$13,903	$5,479	$1,839	$6,585	$4,197	$(90)	$4,173	$(1,875)	(1,173)

Amortization of Marc Realty Portfolio basis differential (1)											(72)
WRT-ROIC Riverside - Winthrop's share of net income from equity investment											234
WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment											(256)
WRT-ROIC 46th Street Gotham-Winthrop's share of net loss from equity investment											(88)
Equity in loss of equity investments											$(1,355)

(1)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2)	See definition of Net Operating Income on page 26 of the supplemental package.

WINTHROP REALTY TRUST
CONSOLIDATED - DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding March 31, 2011	Coupon (1)	Remaining 2011 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)

Fixed rate debt
Secured fixed rate mortgage loans payable
Chicago, IL / River City	$8,900	6.250%	$-	04/2012	$8,900
Amherst, NY	16,007	5.650%	325	10/2013	14,822
Meriden, CT / Newbury	23,875	5.830%	-	02/2014	23,875
Indianapolis, IN / Circle Tower	4,226	5.820%	57	04/2015	3,888
Chicago, IL / Ontario	20,749	5.750%	228	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	25,618	7.500%	2,995	04/2016	-
Lisle, IL / 550 & 701 Corporetum	23,859	6.260%	265	06/2016	21,962
Lisle, IL / 1050 Corporetum	5,600	5.550%	-	03/2017	5,600
Orlando, FL	38,521	6.400%	389	07/2017	34,567
Plantation, FL	11,000	6.483%	73	04/2018	10,046
Total secured fixed rate mortgage loans payable	212,155	6.059%	4,332		176,533

Other fixed rate secured financing
San Marbeya Participation A note payable	15,150	4.850%	-	01/2015	15,150
Total Fixed Rate Debt/ Wtd Avg	227,305		4,332		191,683	4.68

Floating rate debt
KeyBank Revolving Line of Credit (Libor + 3%)	33,875	3.240%	-	03/2014	33,875	3.00

Total Consolidated Debt/Wtd Avg	$261,180		$4,332		$225,558	4.46

(1)  Libor rate for the quarter used to determine coupon on floating rate debt at March 31, 2011 was 0.24%.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share
Description	Principal Outstanding March 31, 2011	Principal Outstanding March 31, 2011	Coupon (1)	Remaining 2011 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)

Fixed rate debt
Sealy:
Northwest Atlanta, Atlanta, GA	$28,750	$17,250	5.700%		01/2012	17,250
Airpark, Nashville, TN	74,000	37,000	5.770%	-	05/2012	37,000
Newmarket, Atlanta, GA	37,000	25,160	6.120%	-	11/2016	25,160

Marc Realty:
8 South Michigan, Chicago, IL	3,825	1,913	6.870%	1,873	08/2011	-
223 West Jackson, Chicago, IL	7,686	3,843	6.920%	182	06/2012	3,554
2720 River Road, Des Plains, IL	2,545	1,273	6.095%	56	10/2012	1,165
29 East Madison, Chicago, IL	10,972	5,486	5.200%	239	05/2013	4,795
30 North Michigan, Chicago, IL	13,003	6,502	5.990%	140	08/2014	5,822
4415 West Harrison, Hillside, IL (High Point)	4,589	2,295	5.620%	29	12/2015	1,638
Total Fixed Rate Debt/ Wtd Avg	182,370	100,722	5.894%	2,519		96,384	2.43

Floating rate debt
Marc Realty:
900-910 Skokie, Northbrook, IL (Libor +2%)	5,367	2,684	2.240%	2,679	05/2011	-
11 East Adams, Chicago, IL (Libor + 2%)	9,999	4,900	2.240%	4,900	08/2011	-
2000-60 Algonquin, Schaumburg, IL (2)
2205-55 Enterprise, Westchester, IL (2) (3)	11,510	5,755	4.250%	109	02/2013	5,489
3701 Algonquin, Rolling Meadows, IL (Libor + 2.75%) (3)	10,124	5,062	4.250%	130	02/2013	4,751
1701 East Woodfield, Schaumburg, IL (Libor + 3%) (4)	5,724	2,862	4.780%	46	09/2015	2,564
Total Floating Rate Debt/ Wtd Avg	42,724	21,263	3.605%	7,864		12,804	1.62

Total Joint Venture Debt/Wtd Avg	$225,094	$121,985	5.473%	$10,383		$109,188	2.29

(1)	Libor rate for the quarter used to determine coupon on floating rate debt at March 31, 2011 was 0.24%.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise properties are cross collateralized by the mortgage and bear interest at a rate of Libor + 275.
(3)	These loans provide for an interest rate floor of 4.25%.
(4)	An interest rate swap agreement effectively converts the interest rate to a fixed rate of 4.78%

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Year Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Mar 31,	Dec 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2011	2010	2010	2010	2010	2010

NOI from consolidated properties (1), (4)	$5,686	$26,861	$6,452	$6,479	$7,279	$6,651

Less:
Interest expense	(3,819)	(13,193)	(3,597)	(3,196)	(3,207)	(3,193)
Depreciation and amortization	(3,481)	(9,966)	(2,916)	(2,379)	(2,371)	(2,300)
Impairment loss on investments in real estate	-	-	-	-	-	-
Income attributable to non-controlling interest	(204)	(888)	(293)	(175)	(175)	(245)
WRT share of income (loss) from consolidated properties (2), (4)	(1,818)	2,814	(354)	729	1,526	913

Equity in loss of equity investments (3)	(1,355)	(2,007)	(679)	(409)	(392)	(527)

Add:
Earnings from preferred equity investments	83	338	85	85	85	83
Interest and dividend income	9,672	17,128	5,381	4,948	3,590	3,209
Gain on sale of securities carried at fair value	-	773	-		78	695
Unrealized gain on loan securities carried at fair value	2,813	4,986	780	581	3,625	-
Unrealized gain on securities carried at fair value	886	6,448	1,418	2,490	-	2,540
Gain on loan securities carried at fair value	124	469	469
Interest income	93	139	45	17	40	37
Income from discontinued operations	47	410	163	-	-	247

Less:
Series B-1 Preferred interest expense	(391)	(1,563)	(391)	(390)	(391)	(391)
General and administrative	(2,524)	(8,834)	(2,711)	(2,300)	(1,916)	(1,907)
State and local tax expense	(29)	(133)	(27)	(7)	(85)	(14)
Unrealized loss on loan securities carried at fair value		(613)		-	-	(613)
Unrealized loss on securities carried at fair value	-	(750)	-	-	(750)	-
Loss on sale of securities carried at fair value	-	(215)	(30)	(185)	-	-
Interest expense - other	(403)	(619)	(261)	(223)	(68)	(67)
Series C Preferred interest	(59)	(288)	(58)	(59)	(58)	(113)
Loss on discontinued operations	-	(2,294)	-	(1,528)	(766)	-
Net income attributable to Common Shares	$7,139	$16,189	$3,830	$3,749	$4,518	$4,092

(1)	See additional NOI detail on Page 14 of the supplemental package.
(2)	See detail for the three months ended March 31, 2011 on Page 21 of the supplemental package.
(3)	See detail for the three months ended March 31, 2011 on Page 22 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 26 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations FFO -  The NAREIT Board of Governors defines FFO as Generally Accepted Accounting Principles (“GAAP”) net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements.  FFO should not be considered as an alternative to net income as a performance indicator or cash flow as a liquidity measure. FFO may not be comparable to similar measures employed by other companies. FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An Investment representing an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”) securities.  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

26

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)
Overnight Delivery:
250 Royall Street
Canton, MA 02021
Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.